Revenue	12 Months Ended
Sep. 30, 2021
Revenue from Contract with Customer [Abstract]
Revenue
Note 4 — Revenue
Contract Balances
The following table provides information about Accounts receivable, both billed and unbilled and deferred revenue:

	As of
	September 30, 2021	September 30, 2020
Accounts receivable — billed (net of allowances for doubtful accounts of $20,065 and $23,419 as of September 30, 2021 and 2020, respectively)	$704,541	$685,485
Accounts receivable — unbilled (current)	$162,278	$175,548
Accounts receivable — unbilled (non-current)	$38,252	$42,089

Total Accounts receivable — unbilled	$200,530	$217,637

Deferred revenue (current)	$(237,374)	$(126,841)
Deferred revenue (non-current)	$(108,675)	$(16,529)

Total Deferred revenue	$(346,049)	$(143,370)
Revenue recognized during the year ended September 30, 2021, which was included in deferred revenue (current) as of September 30, 2020 was $115,474. Revenue recognized during the year ended September 30, 2020, which was included in deferred revenue (current) as of September 30, 2019 was $104,648.
Remaining Performance Obligations from Contracts with Customer
As of September 30, 2021, the aggregate amount of the transaction price allocated to remaining performance obligations that are unsatisfied or partially unsatisfied was approximately $6.7 billion. Remaining performance obligations typically include the remaining non-cancelable,
committed and fixed portion of contracts for their entire duration and therefore it is not comparable to what the Company considers to be next 12 months backlog. Given the profile of contract terms, the majority of this amount is expected to be recognized as revenue over the next three years
.
Disaggregation of Revenue
The Company considers information that is regularly reviewed by its chief operating decision makers in evaluating financial performance to disaggregate revenue. Please see Note 21 — Segment Information and Sales to Significant Customers.